UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Athens Bancshares Corporation

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

N/A

(2)	Aggregate number of securities to which transaction applies:

N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

N/A

(4)	Proposed maximum aggregate value of transaction:

N/A

(5)	Total fee paid:

N/A

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

N/A

(2)	Form, Schedule or Registration Statement No.:

N/A

(3)	Filing Party:

N/A

(4)	Date Filed:

N/A

June 7, 2010
Dear Shareholder:
You are cordially invited to attend the annual meeting of shareholders of Athens Bancshares Corporation (the “Company”). The meeting will be held at the Sherman Fine Arts Building, Tennessee Wesleyan College, 204 East College Street, Athens, Tennessee, on Wednesday, July 14, 2010, at 9:00 a.m., local time. This is the first annual meeting of shareholders since the Company completed its initial public offering in January.
The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Directors and officers of the Company, as well as representatives of Hazlett, Lewis & Bieter, PLLC, the Company’s independent registered public accounting firm, will be present to respond to appropriate questions from shareholders.
It is important that your shares are represented at the meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to vote by promptly completing and mailing the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.
We look forward to seeing you at the meeting.
Sincerely,

Jeffrey L. Cunningham
President and Chief Executive Officer

ATHENS BANCSHARES CORPORATION
106 Washington Avenue
Athens, Tennessee 37303
(423) 745-1111

NOTICE OF 2010 ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE	9:00 a.m., local time, on Wednesday, July 14, 2010.

PLACE	Sherman Fine Arts Building, Tennessee Wesleyan College, 204 East College Street, Athens, Tennessee.

ITEMS OF BUSINESS	(1) To elect two directors for a term of one year, three directors for a term of two years and three directors for a term of three years.

(2) To approve the Athens Bancshares Corporation 2010 Equity Incentive Plan.

(3) To ratify the appointment of Hazlett, Lewis & Bieter, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

(4) To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

RECORD DATE	To vote, you must have been a shareholder at the close of business on May 31, 2010.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction form sent to you. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

By Order of the Board of Directors,

Joele A. Cardwell Corporate Secretary
Athens, Tennessee
June 7, 2010

ATHENS BANCSHARES CORPORATION

PROXY STATEMENT

GENERAL INFORMATION
We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Athens Bancshares Corporation for the 2010 annual meeting of shareholders and for any adjournment or postponement of the meeting. In this proxy statement, we may also refer to Athens Bancshares Corporation as the “Company,” “we,” “our” or “us.”
Athens Bancshares Corporation is the holding company for Athens Federal Community Bank. In this proxy statement, we may also refer to Athens Federal Community Bank as the “Bank.”
We are holding the 2010 annual meeting of shareholders at the Sherman Fine Arts Building, Tennessee Wesleyan College, 204 East College Street, Athens, Tennessee, on Wednesday, July 14, 2010 at 9:00 a.m., local time.
We intend to mail this proxy statement and the enclosed proxy card to shareholders of record beginning on or about June 7, 2010.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDERS’ MEETING TO BE HELD ON JULY 14, 2010
This Proxy Statement and the Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, are available at http://www.cfpproxy.com/6767.
INFORMATION ABOUT VOTING
Who Can Vote at the Meeting
You are entitled to vote your shares of Athens Bancshares Corporation common stock that you owned as of May 31, 2010. As of the close of business on May 31, 2010, 2,777,250 shares of Athens Bancshares Corporation common stock were outstanding. Each share of common stock has one vote.
The Company’s charter provides that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to those shares held in excess of the 10% limit.
Ownership of Shares; Attending the Meeting
You may own shares of Athens Bancshares Corporation in one or more of the following ways:
•	Directly in your name as the shareholder of record;
•	Indirectly through a broker, bank or other holder of record in “street name”;
•	Indirectly through the Athens Federal Community Bank Employee Stock Ownership Plan; or

•	Indirectly through the Athens Federal Community Bank 401(k) Plan.

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.
If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Athens Bancshares Corporation common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.
If you own shares of Company common stock indirectly through the Athens Federal Community Bank Employee Stock Ownership Plan or the Athens Federal Community Bank 401(k) Plan, see “Participants in the ESOP or the 401(k) Plan” for voting information.
Quorum and Vote Required
Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.
Vote Required for Proposals. At this year’s annual meeting, shareholders will elect two directors for a term of one year, three directors for a term of two years and three directors for a term of three years. In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected.
In voting on the proposal to approve the Athens Bancshares Corporation 2010 Equity Incentive Plan, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the votes eligible to be cast at the annual meeting.
In voting on the ratification of the appointment of the appointment of Hazlett, Lewis & Bieter, PLLC as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To ratify the appointment of Hazlett, Lewis & Bieter, PLLC as our independent registered public accounting firm for 2010, the affirmative vote of a majority of the votes cast at the annual meeting is required.
Routine and Non-Routine Proposals. Applicable stock exchange rules determine whether proposals presented at shareholder meetings are routine or non-routine. If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote on the proposal without receiving voting instructions from the owner. If a proposal is non-routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions. A broker non-vote occurs when a broker or other entity is unable to vote on a particular proposal and the broker or other entity has not received voting instructions from the beneficial owner. The election of directors and the proposal to approve the Athens Bancshares Corporation 2010 Equity Incentive Plan are considered non-routine proposals, and the proposal to ratify the appointment of Hazlett, Lewis & Bieter, PLLC as the Company’s independent registered public accounting firm is considered a routine proposal.

How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum.
In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.
In counting votes on the proposal to approve the Athens Bancshares Corporation 2010 Equity Incentive Plan, abstentions and broker non-votes will have the same effect as a negative vote.
In counting votes on the proposal to ratify the appointment of the independent registered public accounting firm, abstentions and broker non-votes will have no effect on the outcome of the proposal.
Voting by Proxy
The Company’s Board of Directors is sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends that you vote:
•	FOR the election of each of the nominees for director;
•	FOR the approval of the Athens Bancshares Corporation 2010 Equity Incentive Plan; and
•	FOR the ratification of the appointment of Hazlett, Lewis & Bieter, PLLC as the Company’s independent registered public accounting firm.
If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your shares of Company common stock may be voted by the persons named in the proxy card on the new meeting date, provided that the new meeting occurs within 30 days of the annual meeting and you have not revoked your proxy. The Company does not currently know of any other matters to be presented at the meeting.
You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your shares have been voted at the annual meeting, deliver a later-dated and properly executed proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.
If you have any questions about voting, please contact our proxy solicitor, Laurel Hill Advisory Group, toll free at 1-888-742-1305.

Participants in the ESOP or the 401(k) Plan
If you participate in the Athens Federal Community Bank Employee Stock Ownership Plan (the “ESOP”) or if you invest in Company common stock through the Athens Bancshares Corporation Stock Fund in the Athens Federal Community Bank 401(k) Plan (the “401(k) Plan”), you will receive a voting instruction form for each plan that reflects all shares you may direct the trustees to vote on your behalf under the plan. Under the terms of the ESOP, all allocated shares of Company common stock held by the ESOP are voted by the ESOP trustee, as directed by plan participants. All unallocated shares of Company common stock held by the ESOP and allocated shares for which no timely voting instructions are received are generally voted by the ESOP trustee in the same proportion as shares for which the trustee has received timely voting instructions, subject to the exercise of its fiduciary duties. Under the terms of the 401(k) Plan, a participant may direct the stock fund trustees of the 401(k) Plan how to vote the shares in the Athens Bancshares Corporation Stock Fund credited to his or her account. The stock fund trustees will vote all shares for which timely voting instructions are not received in the same proportion as shares for which the trustees received voting instructions. The deadline for returning your voting instruction forms is July 7, 2010.
CORPORATE GOVERNANCE
Director Independence
The Company’s Board of directors currently consists of eight members, all of whom are independent under the listing requirements of the Nasdaq Stock Market, Inc., except for Jeffrey L. Cunningham, who serves as President and Chief Executive Officer of the Company and the Bank. In determining the independence of directors, the Board of Directors considered the various deposit, loan and other relationships that each director has with the Bank, including loans and lines of credit made to Directors Howard and Thompson, in addition to the transactions disclosed under “Other Information Relating to Directors and Executive Officers—Transactions with Related Persons” below, but determined in each case that these relationships did not interfere with their exercise of independent judgment in carrying out their responsibilities as a director.
Board Leadership Structure and Board’s Role in Risk Oversight
The Board of Directors of the Company has determined that the separation of the offices of Chairman of the Board and President and Chief Executive Officer will enhance Board independence and oversight. Moreover, the separation of the Chairman of the Board and President and Chief Executive Officer will allow the President and Chief Executive Officer to better focus on his growing responsibilities of running the Company, enhancing shareholder value and expanding and strengthening our franchise while allowing the Chairman of the Board to lead the board in its fundamental role of providing advice to and independent oversight of management. Consistent with this determination, Larry D. Wallace serves as Chairman of the Board of the Company and Jeffrey L. Cunningham serves as President and Chief Executive Officer of the Company. Mr. Wallace is independent under the listing requirements of the Nasdaq Stock Market, Inc.
Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks the Company faces, while the board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Board meets regularly with management to discuss strategy and risks facing the Company. Senior management attends the board meetings and is available to address any questions or concerns raised by the board on risk management and any other matters. The Chairman of the Board and independent members of the board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Corporate Governance Policy
The Board of Directors has adopted a corporate governance policy to govern certain activities, including: the duties and responsibilities of directors; the composition, responsibilities and operations of the Board of Directors; the establishment and operation of Board committees; succession planning; convening executive sessions of independent directors; the Board of Directors’ interaction with management and third parties; and the evaluation of the performance of the Board of Directors and of the President and Chief Executive Officer.
Committees of the Board of Directors
The following table identifies our standing committees and their members. All members of each committee are independent in accordance with the listing requirements of the Nasdaq Stock Market, Inc. Each committee operates under a written charter that is approved by the Board of Directors and that governs its composition, responsibilities and operation. Each committee reviews and reassesses the adequacy of its charter at least annually. The charters of all three committees are available in the Investor Relations section of our website (www.athensfederal.com).

Nominating/
Corporate
	Audit		Compensation		Governance
Director	Committee		Committee		Committee

James L. Carter, Jr.	X				X
Elaine M. Cathcart			X		X
Jeffrey L. Cunningham
G. Scott Hannah	X		X	*	X
G. Timothy Howard			X		X
M. Darrell Murray	X				X
Lyn B. Thompson	X	*			X
Larry D. Wallace					X	*

Number of Meetings in 2009	7		5		1

*	Denotes Chairperson
Audit Committee. The Board of Directors has a separately-designated standing Audit Committee established in accordance with the Securities Exchange Act of 1934, as amended. The Audit Committee is responsible for providing oversight relating to our consolidated financial statements and financial reporting process, systems of internal accounting and financial controls, internal audit function, annual independent audit and the compliance and ethics programs established by management and the Board. The Audit Committee is also responsible for engaging the Company’s independent registered public accounting firm and monitoring its conduct and independence. The Company’s Board of Directors has designated Lyn B. Thompson as an audit committee financial expert under the rules of the Securities and Exchange Commission.

Compensation Committee. The Compensation Committee approves the compensation objectives for the Company and the Bank, establishes the compensation for the Company’s and Bank’s senior management and conducts the performance review of the President and Chief Executive Officer. The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, long-term incentive plans and various employee benefit matters. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors. The Committee also assists the Board of Directors in evaluating potential candidates for executive positions.
Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee assists the Board of Directors in: (1) identifying individuals qualified to become Board members, consistent with criteria approved by the Board; (2) recommending to the Board the director nominees for the next annual meeting; (3) implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to corporate governance guidelines; (4) leading the Board in its annual review of the Board’s performance; and (5) recommending director nominees for each committee.
Minimum Qualifications for Director Nominees. The Nominating/Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include an age limitation and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board of Directors or committee governing documents.
If a candidate is deemed eligible for election to the Board of Directors, the Nominating/ Corporate Governance Committee will then evaluate the following criteria in selecting nominees:
•	contributions to the range of talent, skill and expertise of the Board of Directors;

•	financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

•	familiarity with the Company’s market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

•	personal and professional integrity, honesty and reputation;

•	the ability to represent the best interests of the shareholders of the Company and the best interests of the institution;

•	the ability to devote sufficient time and energy to the performance of his or her duties;

•	independence as that term is defined under applicable Securities and Exchange Commission and stock exchange listing criteria; and

•	current equity holdings in the Company.
The Nominating/Corporate Governance Committee also will consider any other factors it deems relevant, including diversity, competition, size of the Board of Directors and regulatory disclosure obligations.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating/Corporate Governance Committee will consider and review an existing director’s attendance and performance at Board meetings and at meetings of committees on which he or she serves; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.
Director Nomination Process. The process that the Nominating/Corporate Governance Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:
For purposes of identifying nominees for the Board of Directors, the Nominating/Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities served by the Bank. The Nominating/Corporate Governance Committee will also consider director candidates recommended by shareholders according to the policy and procedures set forth below. The Nominating/Corporate Governance Committee has not previously used an independent search firm to identify nominees.
In evaluating potential nominees, the Nominating/Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the criteria set forth above. If such individual fulfills these criteria, the Nominating/ Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.
Considerations of Recommendations by Shareholders. The policy of the Nominating/Corporate Governance Committee is to consider director candidates recommended by shareholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating/Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating/Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating/Corporate Governance Committee’s resources, the Nominating/ Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.
Procedures to be Followed by Shareholders. To submit a recommendation of a director candidate to the Nominating/Corporate Governance Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Nominating/Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:
1.	The name of the person recommended as a director candidate;
2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934;
3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the shareholder making the recommendation, the name and address of such shareholder as they appear on the Company’s books; provided, however, that if the shareholder is not a registered holder of the Company’s common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and
5.	A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.
In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the recommendation must be received by the Nominating/Corporate Governance Committee at least 120 calendar days before the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.
Board and Committee Meetings
During the fiscal year ended December 31, 2009, the Board of Directors of the Bank held twelve regular meetings and three special meetings, and the Board of the Directors of the Company held no regular meetings and two special meetings. No director attended fewer than 75% of the total meetings of the Company’s or the Bank’s Board of Directors and the respective committees on which such director served during fiscal 2009.
Director Attendance at the Annual Meeting of Shareholders
The Board of Directors encourages each director to attend the Company’s annual meeting of shareholders. Due to the timing of the Company’s initial public offering, which was completed on January 6, 2010, this will be the Company’s first annual meeting of shareholders.
Code of Ethics and Business Conduct
The Company has adopted a code of ethics and business conduct which applies to all of the Company’s and the Bank’s directors, officers and employees. A copy of the code of ethics and business conduct is available to stockholders in the Investor Relations portion of our website (www.athensfederal.com).
REPORT OF THE AUDIT COMMITTEE
The Company’s management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.
In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed pursuant to U.S. Auditing Standards No. 380 (The Auditor’s Communication With Those Charged With Governance), including the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.
The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, express an opinion on the conformity of the Company’s consolidated financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s consolidated financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent registered public accounting firm is “independent.”
In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the Securities and Exchange Commission. The Audit Committee also has approved, subject to shareholder ratification, the selection of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.
Audit Committee of the Board of Directors of
Athens Bancshares Corporation
Lyn B. Thompson, Chairperson
James L. Carter, Jr.
G. Scott Hannah
M. Darrell Murray

DIRECTOR COMPENSATION
The following table provides the compensation received by individuals who served as directors, and who were not also named executive officers, of Athens Bancshares Corporation during the 2009 fiscal year.

	Fees Earned or
	Paid in Cash	Total
Dr. James L. Carter, Jr.	$18,000	$18,000
Elaine M. Cathcart	18,000	18,000
G. Scott Hannah	20,000	20,000
G. Timothy Howard	18,900	18,900
M. Darrell Murray	18,000	18,000
Lyn B. Thompson	22,000	22,000
Larry D. Wallace	21,500	21,500
Cash Retainer and Meeting Fees For Non-Employee Directors. The following table sets forth the applicable retainers and fees that will be paid to our directors for their service on the Board of Directors of the Bank and the Company during the fiscal year ending December 31, 2010.

Board of Directors of Athens Federal Community Bank:
Monthly Retainer	$1,500
Additional Monthly Retainer for Chairman of the Board	500
Additional Monthly Retainer for Audit Committee Chairperson	1,000
Additional Monthly Retainer for Compensation Committee Chairperson	500
Board of Directors of Athens Bancshares Corporation:
Monthly Retainer	$400
Director’s Deferred Compensation Agreement. The Bank has entered into a director’s deferred compensation agreement with James L. Carter, Jr. Under the terms of the agreement, Dr. Carter may defer the receipt of meeting and other board fees until the date he retires from the Board of Directors. Pursuant to the agreement, within 90 days after his retirement as a director, Dr. Carter may elect to receive any deferred compensation, together with accumulated interest, in either a single lump sum or in equal monthly installments distributable over a period of 60 to 180 months. If Dr. Carter elects to receive his deferred compensation amounts in monthly installments, the Bank will credit the monthly payments with an interest rate equal to the highest rate allowed to be credited on savings or certificate accounts as of December 31 of the succeeding calendar year after Dr. Carter’s election. Furthermore, if Dr. Carter experiences financial hardship, as such term is defined in the agreement, he may apply to the Bank for the distribution of all or any part of his deferred compensation account. If Dr. Carter dies before the commencement of benefit payments under the agreement, the agreement provides that benefits will be payable to Dr. Carter’s beneficiary, together with accumulated interest thereon, in either a single lump sum or in equal monthly installments distributable over a period of 60 to 180 months. Dr. Carter did not defer any fees under the agreement during the year ended December 31, 2009 but elected to resume deferring fees again in January 2010. At December 31, 2009, the balance of Dr. Carter’s deferred compensation account totaled $383,000.

STOCK OWNERSHIP
The following table provides information as of May 31, 2010 about the persons, other than directors and executive officers, known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

			Percent
	Number of		of Common Stock
Name and Address	Shares Owned		Outstanding (1)

Athens Federal Community Bank	222,180	(2)	8.00%
Employee Stock Ownership Plan 106 Washington Avenue Athens, Tennessee 37303

Sandler O’Neill Asset Management, LLC	247,200	(3)	8.90%
SOAM Holdings, LLC Malta Partners, L.P. Malta Hedge Fund, L.P. Malta Hedge Fund II, L.P. Malta Offshore, Ltd. Terry Maltese 780 Third Avenue, 5th Floor New York, New York 10017

(1)	Based on 2,777,250 shares of the Company’s common stock outstanding and entitled to vote as of May 31, 2010.

(2)	As of May 31, 2010, no shares have been allocated to participants’ ESOP accounts.

(3)	Based on a Schedule 13D/A filed with the Securities and Exchange Commission on May 3, 2010.

The following table provides information about the shares of Company common stock that may be considered to be owned by each director or nominee for director of the Company, by the executive officers and by all directors, nominees for director and executive officers of the Company as a group as of May 31, 2010. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.

			Percent of
	Number of		Common Stock
Name	Shares Owned (1)		Outstanding (2)

Directors:
Dr. James. L. Carter, Jr.	39,844	(3)	1.43%
Elaine M. Cathcart	50,000	(4)	1.80
Jeffrey L. Cunningham	30,000		1.08
G. Scott Hannah	33,000	(5)	1.19
G. Timothy Howard	7,500		*
M. Darrell Murray	37,200	(6)	1.34
Lyn B. Thompson	35,000	(7)	1.26
Larry D. Wallace	5,000		*

Executive Officers Who Are Not Directors:
Michael R. Hutsell	20,337	(8)	*
Jay Leggett, Jr.	32,511	(9)	1.17
Ross A. Millsaps	10,297		*

All Directors and Executive Officers as a Group (11) persons	300,689		10.83%

*	Represents less than 1% of the Company’s outstanding shares.

(1)	Includes shares held under the Athens Federal Community Bank 401(k) Plan through a unitized Employer Stock Fund as follows: Mr. Cunningham — 30,000 units; Mr. Hutsell — 20,087 units; Mr. Leggett — 13,322 units; and Mr. Millsaps — 10,297 units.

(2)	Based on 2,777,250 shares of the Company’s common stock outstanding and entitled to vote as of May 31, 2010.

(3)	Includes 10,000 shares held by IRA, 20,000 shares held by Dr. Carter’s spouse, 1,294 shares held by his spouse’s IRA, 8,000 shares held jointly by his spouse and son and 550 shares held by Dr. Carter’s spouse as custodian for their grandson.

(4)	Includes 5,500 shares held by IRA, 13,400 shares held by Ms. Cathcart’s spouse and 6,600 shares held by her spouse’s IRA.

(5)	Includes 20,885 shares held by IRA and 12,115 shares held by Mr. Hannah’s spouse’s IRA.

(6)	Includes 25,000 shares held by IRA and 12,200 shares held by Mr. Murray’s spouse’s IRA.

(7)	Includes 10,000 shares held by IRA and 25,000 shares held by Ms. Thompson’s spouse’s IRA.

(8)	Includes 150 shares held as custodian for Mr. Hutsell’s niece and 100 shares held as custodian for his nephew.

(9)	Includes 4.408 shares held as custodian for Mr. Leggett’s son.

ITEMS OF BUSINESS TO BE VOTED ON BY SHAREHOLDERS
Item 1 — Election of Directors
The Company’s Board of Directors consists of eight members. Under Tennessee law, the eight members will be elected at the annual meeting to serve for a term of one, two or three years, and until their respective successors have been duly elected and qualified. The nominees to serve for a one-year term, and until their successors have been duly elected and qualified, are Dr. James L. Carter, Jr. and Larry D. Wallace. The nominees to serve for a two-year term, and until their successors have been duly elected and qualified, are Elaine M. Cathcart, Jeffrey L. Cunningham and G. Timothy Howard. The nominees to serve for a three-year term, and until their successors have been elected and qualified, are G. Scott Hannah, M. Darrell Murray and Lyn B. Thompson. All of the nominees are currently directors of the Company and the Bank. Following the election of directors at the annual meeting, the Board will be divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year.
Unless you indicate on the proxy card that your shares should not be voted for certain nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of each of the Board’s nominees. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. At this time, we know of no reason why any nominee might be unable to serve.
The Board of Directors recommends that shareholders vote “FOR” the election of all of the nominees.
Information regarding the directors is provided below. Unless otherwise stated, each person has held his or her current occupation for the last five years. Ages presented are as of December 31, 2009. The starting year of service as director relates to service on the Board of Directors of the Bank.
Board Nominees for Terms Ending in 2011
Dr. James L. Carter, Jr. is a retired dentist. Age 71. Director since 1987.
Dr. Carter’s strong ties to the community, through his former dental practice and involvement in civic organizations, provides the Board with valuable insight regarding the local business and consumer environment.
Larry D. Wallace serves as Chairman of the Board of Directors of the Bank and the Company. Mr. Wallace previously served as the Director of the Tennessee Bureau of Investigation for 12 years from 1992 through 2003. Upon his retirement as Director of the Tennessee Bureau of Investigation, Mr. Wallace returned home to Athens, Tennessee and presently serves Tennessee Wesleyan College as Vice President of Administration. Age 65. Director since 2006.
Mr. Wallace’s involvement with Tennessee Wesleyan College has allowed Mr. Wallace to develop strong ties to the community, providing the board with valuable insight regarding the local business and consumer environment. In addition, Mr. Wallace is also a strong advocate of the Company and the Bank through his extensive civic and community involvement.

Board Nominees for Terms Ending in 2012
Elaine M. Cathcart is a retired realtor. Age 61. Director since 1993.
Ms. Cathcart’s background provides the Board of Directors with critical experience in real estate matters, which are essential to the business of the Bank.
Jeffrey L. Cunningham serves as President and Chief Executive Officer of the Company and the Bank. Mr. Cunningham is a licensed attorney with significant experience in real estate and probate law as well as general corporate and commercial practice. Mr. Cunningham joined the Bank as Chief Operating Officer in October 1999 and became President and Chief Executive Officer in March 2000. Age 52. Director since 1992.
Mr. Cunningham’s extensive experience in the local banking industry and involvement in business and civic organizations in the communities in which the Bank serves affords the Board valuable insight regarding the business and operations of the Company and Bank. In addition, Mr. Cunningham’s legal background and experience provides the Board with unique skills needed to guide the Company and its management effectively. Mr. Cunningham’s knowledge of all aspects of the Company’s and Bank’s business and history, combined with his success and strategic vision, position him well to continue to serve as our President and Chief Executive Officer.
G. Timothy Howard is the President of Howard Brothers Logging, Inc., a timber products company. Age 51. Director since 2001.
Mr. Howard’s background offers the Board of Directors substantial small company management experience, specifically within the region in which the Bank conducts its business, and provides the Board with valuable insight regarding the local business and consumer environment. In addition, Mr. Howard offers the Board of Directors significant business and management level experience from a setting outside of the financial services industry.
Board Nominees for Terms Ending in 2013
G. Scott Hannah is the retired owner of Hiwassee Sales, Inc., a wholesale beverage distributor. Age 59. Director since 2003.
Mr. Hannah’s background offers the Board of Directors substantial small company management experience, specifically within the region in which the Bank conducts its business, and provides the Board with valuable insight regarding the local business and consumer environment. In addition, Mr. Hannah offers the Board of Directors significant business and management level experience from a setting outside of the financial services industry.
M. Darrell Murray is a self-employed realtor and auctioneer. Age 64. Director since 1993.
Mr. Murray’s background provides the Board of Directors with critical experience in real estate matters, which are essential to the business of the Bank.
Lyn B. Thompson has worked as a self-employed certified public accountant since January 2007. From January 2005 to January 2007, Ms. Thompson served as Chief Financial Officer of Smoky Management, LLC, a cash advance company. Before that, Ms. Thompson was a Director at G.R. Rush & Company, P.C., a certified public accounting firm. Age 50. Director since 2005.

As a certified public accountant, Ms. Thompson provides the Board of Directors with experience regarding accounting and financial matters.
Item 2 — Approval of the Athens Bancshares Corporation 2010 Equity Incentive Plan
On April 28, 2010, the Company’s Board of Directors adopted, subject to shareholder approval at the annual meeting, the Athens Bancshares Corporation 2010 Equity Incentive Plan (the “2010 Plan”). The 2010 Plan will become effective as of the date of approval by the Company’s shareholders.
Each employee and director of the Company and its affiliates may participate in the 2010 Plan. A summary of the 2010 Plan follows. This summary is qualified in its entirety by the full text of the 2010 Plan, which is attached to this proxy statement as Appendix A.
The Board of Directors recommends that shareholders vote “FOR” the approval of the Athens Bancshares Corporation 2010 Equity Incentive Plan.
Summary of the 2010 Plan
Purpose. We believe the 2010 Plan promotes the Company’s success by linking the personal interests of the employees and directors of the Company and its affiliates to the interests of the Company’s shareholders, and by providing participants with an incentive for outstanding performance.
Permissible Awards. The 2010 Plan authorizes awards in any of the following forms:
•	Options to purchase shares of Company common stock, which may either be non-statutory stock options or incentive stock options under Section 422 of the U.S. Internal Revenue Code (the “Code”); and
•	Restricted stock grants, which may be subject to restrictions on transferability and forfeiture.
Shares Available for Awards. Subject to adjustment as provided in the 2010 Plan, the 2010 Plan reserves a total of 388,815 shares of common stock for issuance pursuant to awards granted under the 2010 Plan, of which up to 111,090 shares may be granted in the form of restricted stock awards and up to 277,725 shares may be granted in the form of stock options, representing 4% and 10%, respectively, of the shares of stock issued in our initial public offering, including the shares issued to the charitable foundation.
Limitations on Awards. We may grant stock options for a maximum of 69,431 shares of common stock under the 2010 Plan to any one person during any one calendar year.
Section 162(m) of the Internal Revenue Code. Section 162(m) of the Code denies a tax deduction to public companies for compensation paid to certain “covered employees” in a taxable year in excess of $1,000,000, unless the compensation meets certain exceptions, such as performance-based compensation. Stock options granted at fair market value may qualify as “performance-based compensation” if the plan under which the options are granted is approved by the shareholders and the plan states the maximum number of options that may be granted any individual over a specified period of time. For grants of restricted stock shares to meet the requirements of Section 162(m) of the Code, shareholders must approve the material provision of the plan regarding performance goals under which the awards will vest. The 2010 Plan contains all of these features and will enable awards under the 2010 Plan to qualify for full tax deductibility to the Company under Section 162(m) of the Code, if we so desire.

Administration. We expect a committee appointed by the Board of Directors, which consists of at least two disinterested directors (the “Committee”), will administer the 2010 Plan. However, at times, the Board of Directors may administer the 2010 Plan. The Committee will designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions of awards; establish, adopt or revise any rules and regulations it deems advisable to administer the 2010 Plan; and make all other decisions and determinations necessary under the 2010 Plan.
Limitations on Transfer; Beneficiaries. Generally, participants may not assign or transfer awards, other than by will or the laws of descent and distribution or, except in the case of an incentive stock option, by a qualified domestic relations order. The Committee may permit other transfers, however, where it concludes that a transfer will not accelerate taxation, will not cause any option intended to be an incentive stock option to fail to qualify as such, and that a transfer is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, applicable state or federal tax or securities laws or regulations. A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and receive any distribution with respect to any award upon the participant’s death.
Acceleration Upon Certain Events. Unless an award agreement provides otherwise, if a participant’s service terminates by reason of death or disability, all of the participant’s outstanding options and restricted stock awards will become fully exercisable and all time-based vesting restrictions on the outstanding awards will lapse. The vesting of awards will also accelerate upon a change in control, as defined in the 2010 Plan.
Adjustments. In the event of a stock split, a dividend payable in shares of Company common stock, or a combination or consolidation of the Company’s common stock into a lesser number of shares, the 2010 Plan provides for the automatic proportionate adjustment of the share authorization limits, and the shares then subject to each award under the 2010 Plan, without any change in the aggregate purchase price for each award. If the Company is involved in another corporate transaction or event that affects its common stock, such as an extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the 2010 Plan will be adjusted proportionately and the Committee will adjust the 2010 Plan and outstanding awards as necessary to preserve the benefits or potential benefits of the awards.
New Plan Benefits. No grants have been made with respect to the shares reserved for issuance under the 2010 Plan. The number of shares that may be granted to any director, executive officer named in the Summary Compensation Table below or any other employee is not determinable at this time because such grants are subject to the discretion of the Committee.
Termination and Amendment
The Board of Directors or the Committee may, at any time and from time to time, terminate, modify or amend the 2010 Plan. Shareholders must approve amendments to the 2010 Plan that will materially increase the number of shares of stock issuable under the 2010 Plan, expand the types of awards provided under the 2010 Plan, materially expand the class of participants eligible to participate in the 2010 Plan, materially extend the term of the 2010 Plan, reduce the exercise price of stock options or otherwise constitute a material amendment requiring shareholder approval under applicable stock market or stock exchange listing requirements, laws, policies or regulations. In addition, the Board of Directors or the Committee may condition any amendment on the approval of the shareholders for any other reason. No termination or amendment of the 2010 Plan may adversely affect any award previously granted under the 2010 Plan without the written consent of the affected participant.

Prohibition on Repricing
As discussed above under “Termination and Amendment,” outstanding stock options cannot be repriced, directly or indirectly, without the prior consent of the Company’s shareholders. The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underlying stock) for another award under the 2010 Plan would be considered an indirect repricing and would, therefore, require the prior consent of the Company’s shareholders.
Certain Federal Income Tax Effects
Non-statutory Stock Options. An option holder does not recognize any income upon the grant of a non-statutory stock option under the 2010 Plan. When the optionee exercises a non-statutory option, however, he or she will recognize ordinary income equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction, subject to any applicable limitations under Code Section 162(m). Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the optionee held the shares.
Incentive Stock Options. An option holder typically does not recognize any income upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for at least two years after the date we grant the option and for one year after receiving the shares upon exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the expiration of the required holding periods, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to that same amount. While the exercise of an incentive stock option may not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price may be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.
Restricted Stock. Unless a participant makes an election to accelerate recognition of income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a federal income tax deduction at the time a restricted stock award is granted, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock on that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future income recognized in the stock will be taxable to the participant at capital gains rates. However, if the participant later forfeits the stock, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Item 3 — Ratification of the Independent Registered Public Accounting Firm
The Audit Committee of the Board of Directors has appointed Hazlett, Lewis & Bieter, PLLC to serve as the Company’s independent registered public accounting firm for the 2010 fiscal year, subject to ratification by shareholders. A representative of Hazlett, Lewis & Bieter, PLLC is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he desire to do so.
If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the shares cast at the annual meeting, the Audit Committee of the Board of Directors may consider other independent registered public accounting firms.
The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of Hazlett, Lewis & Bieter, PLLC as the Company’s independent registered public accounting firm for the 2010 fiscal year.
Audit Fees. The following table sets forth the fees billed to the Company by Hazlett, Lewis & Bieter, PLLC for the fiscal years ended December 31, 2009 and 2008.

	2009	2008

Audit fees (1)	$241,325	$72,922
Audit related fees (2)	62,123	59,783
Tax fees (3)	20,833	10,900
All other fees	—	—

(1)	Includes fees for the audit of the consolidated financial statements and review of the interim financial information contained in the quarterly reports on Form 10-Q and other regulatory reporting. In addition, this category includes fees for services associated with SEC registration statements or other documents filed in connection with securities offerings including comfort letters, consents and assistance with the review of documents filed with the SEC.

(2)	Includes fees for attestation and related services traditionally performed by the auditor including attestation services not required by statute or regulation, consultations concerning financial accounting and reporting standards and due diligence related to mergers or acquisitions.

(3)	Includes fees for tax compliance services including preparation of original and amended federal and state income tax returns, preparation of personal property tax returns and tax payment and planning advice.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm. The Company’s Audit Committee has adopted a policy for approval of audit and permitted non-audit services by the Company’s independent registered public accounting firm. The Audit Committee will consider annually and approve the provision of audit services by the independent registered public accounting firm and, if appropriate, approve the provision of certain defined audit and non-audit services. The Audit Committee also will consider on a case-by-case basis and, if appropriate, approve specific engagements.
Any proposed specific engagement may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members. The member or members to whom such authority is delegated shall report any specific approval of services at its next regular meeting. The Audit Committee will regularly review summary reports detailing all services being provided to the Company by its independent registered public accounting firm.

During the year ended December 31, 2009, all of the audit related fees, tax fees and all other fees set forth above were approved by the Audit Committee.
EXECUTIVE COMPENSATION
Summary Compensation Table
The following information is furnished for the principal executive officer and the next two most highly compensated executive officers of the Company whose total compensation for the year ended December 31, 2009 exceeded $100,000. These individuals are referred to in this prospectus as “named executive officers.”

				All Other
Name and Principal Position	Year	Salary (1)	Bonus	Compensation (2)	Total
Jeffrey L. Cunningham	2009	$256,810	$50,393	$196,405	$503,608
President & Chief Executive Officer	2008	249,854	—	139,325	389,179

Michael R. Hutsell	2009	152,938	68,275	19,073	240,286
Vice President, Chief Operating Officer and	2008	144,200	—	18,693	162,893
Chief Financial Officer

Jay Leggett, Jr.	2009	125,166	42,000	36,770	203,936
City President—Cleveland	2008	116,699	40,845	35,501	193,045

(1)	For Mr. Cunningham, includes $18,000 received in board fees during the year ended December 31, 2009.

(2)	Details of the amounts disclosed in the “All Other Compensation” column for the fiscal year ended December 31, 2009 are provided in the table below:

	Mr. Cunningham		Mr. Hutsell		Mr. Leggett
Employer contributions to 401(k) plan	$22,050		$14,470		$14,994
Supplemental executive retirement plan	105,224		—		—
Deferred compensation credit	46,383	(a)	—		—
Perquisites	22,748	(b)	4,603	(c)	21,776	(d)

Total	$196,405		$19,073		$36,770

(a)	Represents a non-cash credit by the Bank to a deferred compensation account for the benefit of Mr. Cunningham.

(b)	Includes an automobile allowance of $15,666 and $7,082 for country club dues and employer paid insurance premiums.

(c)	Did not exceed $10,000.

(d)	Includes an automobile allowance of $13,534 and $8,242 for country club dues and employer paid insurance premiums.
Employment Agreements
The Bank and the Company have entered into separate employment agreements with each of Messrs. Cunningham and Hutsell effective April 1, 2010. The employment agreements each provide for three-year terms, subject to annual renewal by the boards of directors for an additional year beyond the then-current expiration date. The initial aggregate base salaries under the employment agreements are $238,810 and $175,000 for Messrs. Cunningham and Hutsell, respectively. The agreements also provide for participation in employee benefit plans and programs maintained for the benefit of employees and senior management personnel, including incentive compensation, health and welfare benefits, retirement benefits and certain fringe benefits as described in the agreements and, in the case of Mr. Cunningham, continued annual contributions to his deferred compensation account at the same rate as provided for in his existing agreement.

Upon termination of an executive’s employment for “cause,” as defined in the agreement, the executive will receive no further compensation or benefits under the agreement. If we terminate the executive for reasons other than cause, or if the executive resigns after the occurrence of specified circumstances that constitute constructive termination, the executive will continue to receive his base salary for the remaining unexpired term of the agreement plus an additional 12 months. In addition, the executive will receive continued coverage under our medical, dental and life insurance programs for 36 months.
Under each of the employment agreements, if, in connection with or following a change in control (as described in the agreements), we terminate the executive without cause or if the executive terminates employment voluntarily under certain circumstances specified in the agreement, he will receive a severance payment equal to three times his average annual taxable compensation for the five preceding taxable years. In addition, the executive will receive continued coverage under our medical, dental and life insurance programs for 36 months.
Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual’s base amount are deemed to be “excess parachute payments” if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and we would not be entitled to deduct such amount. The agreements will provide for the reduction, at the election of the executives, of change in control payments to the executives to the extent necessary to ensure that they will not receive “excess parachute payments,” which otherwise would result in the imposition of an excise tax. If an executive does not elect to reduce the payments, the executive may be subject to the excise tax.
Upon termination of employment (other than termination in connection with a change in control), each executive will be required to adhere to a one-year non-competition provision.
We also agree to pay all reasonable costs and legal fees of the executives in relation to the enforcement of the employment agreements, provided the executives succeed on the merits in a legal judgment, arbitration proceeding or settlement. The employment agreements also provide for indemnification of the executives to the fullest extent legally permissible.
The employment agreement with Mr. Cunningham replaces the prior employment agreement between Mr. Cunningham and the Bank. See “—Potential Post-Termination Benefits.”
Life Insurance Benefits
We have entered into group carve-out plans with Messrs. Cunningham and Hutsell pursuant to which the proceeds of certain insurance policies are divided upon the death of the executive. Under the plans, if Messrs. Cunningham or Hutsell dies prior to termination of employment, his beneficiary will receive a benefit equal to three times the executive’s annual salary less $50,000, up to a maximum benefit of $450,000. The executives’ participation in the plans terminates at the time the executive terminates employment (other than on account of death or following a change in control).

Nonqualified Deferred Compensation
Supplemental Executive Retirement Plan. In 2006, we entered into a separate supplemental executive retirement agreement with Mr. Cunningham. Under the agreement, we will provide Mr. Cunningham with an annual benefit (payable in monthly installments) of $160,000 for 20 years, if Mr. Cunningham separates from service with the Bank after attaining age 58. If we terminate Mr. Cunningham’s service before age 58 for reasons other than cause or disability, Mr. Cunningham will receive a reduced annual benefit (based on the amount we have accrued toward the normal retirement benefit) for 20 years, payable commencing at the time Mr. Cunningham turns age 58. If Mr. Cunningham voluntarily terminates his service with us before age 58, he will receive the vested portion of the account value (determined based on the amount we have accrued toward the normal retirement benefit) for 20 years, payable commencing at the time Mr. Cunningham turns age 58. Under the plan, Mr. Cunningham currently vests at the rate of 8.93% per year and was 37.50% vested as of December 31, 2009. If Mr. Cunningham separates from service with us before attaining age 58 as a result of having become disabled, he will receive an annual benefit equal to 100% of the account value for 20 years, commencing at the time he separates from service. If Mr. Cunningham dies while in active service with the Bank, his beneficiary will receive the normal retirement benefit that otherwise would have been paid to him for 20 years. If Mr. Cunningham dies after separating from service with us, his beneficiary will receive or continue to receive the benefit to which Mr. Cunningham was otherwise entitled. In connection with the completion of our initial public offering, we amended and restated the supplemental retirement agreement on April 1, 2010 and added a change in control provision under which Mr. Cunningham would be entitled to the normal retirement benefit if he separates from service for any reason, other than for cause, following a change in control. The change in control benefit would be payable at the later of his separation from service or his normal retirement age (age 58) under the agreement.
Potential Post-Termination Benefits
The following is a summary of the potential post-termination benefits our named executive officers would receive as of December 31, 2009.
Death. Under the employment with Mr. Cunningham, if Mr. Cunningham dies during the term of the agreement, we will pay his estate the compensation that would have been due to him through the expiration date of the term of the agreement. Upon his death, Mr. Cunningham will also vest in the deferred compensation account established for him under the employment agreement. Under life insurance group carve-out plans we have entered into with Messrs. Cunningham and Hutsell, if Messrs. Cunningham or Hutsell dies while employed, his beneficiary will receive a benefit equal to three times the executive’s annual salary less $50,000, up to a maximum benefit of $450,000. If Mr. Cunningham dies while in active service, we will pay his beneficiary the normal retirement benefit under the Supplemental Executive Retirement Plan Agreement that otherwise would have been paid to him for 20 years. If Mr. Cunningham dies after separating from service, his beneficiary will receive or continue to receive the benefit to which Mr. Cunningham was otherwise entitled under the supplemental agreement.
Disability. Under the employment agreement with Mr. Cunningham, if we terminate Mr. Cunningham’s employment due to disability, we will pay Mr. Cunningham the compensation and benefits due under the agreement for (i) any period prior to the establishment of the disability during which he is unable to work due to the physical or mental infirmity (ii) any period of disability prior to his termination of employment; and (iii) for the remaining term of the agreement. Upon his termination of employment due to disability, Mr. Cunningham will also vest in the deferred compensation account established for him under the employment agreement. If Mr. Cunningham separates from service with us before attaining age 58 as a result of having become disabled, he will receive an annual benefit under the Supplemental Executive Retirement Plan Agreement equal to 100% of the account value for 20 years, commencing at the time he separates from service.
Just Cause. Mr. Cunningham does not have the right to receive any payments or benefits under his employment agreement if we terminate his employment for “Just Cause.” The term “Just Cause” is defined in the employment agreement as personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform duties stated herein, willful violation of any law, rule or regulation (other than traffic violations or similar non-criminal offenses) or final cease-and-desist order, or material breach of any provision of the employment agreement. Mr. Cunningham will forfeit all benefits under the Supplemental Executive Retirement Plan Agreement if his employment is terminated for Just Cause.

Without Just Cause or with Good Reason. If we terminate Mr. Cunningham’s employment without “Just Cause” or if Mr. Cunningham terminates employment with “Good Reason,” we will provide him with the following payments and benefits: (i) his annual base salary for the remaining term of the agreement, plus an additional year of base salary, and (ii) either (a) a lump sum cash payment equal to the present value of his continued participation in our benefit programs through the expiration of the agreement or (b) continued participation in the benefit programs; provided that the total value of the payments may not exceed three years’ total compensation. The employment agreement defines “Good Reason” as any of the following events, to which Mr. Cunningham does not provide his written consent: (i) a material diminution in Mr. Cunningham’s base compensation; (ii) a material diminution in his authority, duties, or responsibilities; (iii) a material diminution in the authority, duties, or responsibilities of the supervisor (or’ supervisory committee) to whom Mr. Cunningham is required to report, including a requirement that Mr. Cunningham report to a corporate officer or employee instead of reporting directly to the board of directors of the Bank; (iv) a material diminution in the budget over which Mr. Cunningham retains authority; (v) a material change in the geographic location at which Mr. Cunningham must perform the services he is required to perform under his employment agreement; or (vi) any other action or inaction that constitutes a material breach by us of Mr. Cunningham’s employment agreement, Supplemental Executive Retirement Plan Agreement, or any other agreements related or ancillary to the benefits provided under employment agreement.
Voluntary Resignation. Under the employment agreement, if Mr. Cunningham voluntarily terminates employment with us upon 90 days’ written notice, we will provide him with the compensation due him through the date of his termination. Mr. Cunningham is also entitled to the vested portion of the deferred compensation account established for him under the employment agreement. Under the Supplemental Executive Retirement Plan Agreement with Mr. Cunningham, we will provide Mr. Cunningham with an annual benefit of $160,000 for 20 years, if Mr. Cunningham terminates employment with us after attaining age 58. If Mr. Cunningham voluntarily terminates his service with us before age 58, he will receive the vested portion of the account value (determined based on the amount we have accrued toward the normal retirement benefit) for 20 years, payable commencing at the time Mr. Cunningham turns age 58. Under the Supplemental Executive Retirement Plan Agreement, Mr. Cunningham currently vests at the rate of 8.93% per year and was 37.50% vested as of December 31, 2009.
OTHER INFORMATION RELATING TO
DIRECTORS AND EXECUTIVE OFFICERS
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These individuals are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.
Due to the timing of the Company’s initial public offering, which was completed on January 6, 2010, the Company’s executive officers and directors were not required to comply with applicable reporting requirements for transactions in the Company’s common stock during the fiscal year ended December 31, 2009.

Transactions with Related Persons
Loans and Extensions of Credit. The Sarbanes-Oxley Act of 2002 generally prohibits loans by the Company to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.
The Bank currently maintains a preferred rate employee loan program that is available to all employees of the Bank and its subsidiaries and does not give preference to any executive officer over any other employee. Non-employee directors of the Bank are not eligible to participate in the preferred rate employee loan program. Pursuant to the terms of the program, consumer loan rates are generally based on the Bank’s most recent cost of funds, which is determined on a monthly basis by the Bank’s Vice President, Chief Operating Officer and Chief Financial Officer. In addition, under the terms of the program, real estate loans are generally offered at the prevailing loan rate less 1.0%, with the exception of certain adjustable rate loans, which will generally remain at the prevailing rate during the discounted or locked period and then be adjusted to 1.0% less than the prevailing margin. With respect to real estate loans, origination fees are waived on both in-house and secondary market loans and employee loan closing costs are equal to those fees imposed upon third parties. Home equity lines of credit are also offered to employees at a rate equal to the Wall Street Journal prime rate index minus 0.50%. Generally, the minimum and maximum rate for employee home equity loans is 6.5% and 21.0%, respectively, and all annual fees are waived for employees.
The preferred rate employee loan program is made available to employees at the completion of 90 days of employment and all loan funds must be used by employees for personal purposes only. In addition, the program does not extend to members of an employee’s family and loan benefits may not be used to fund an employee’s outside business activities. Reduced employee loan margins only apply to employees who meet the Bank’s normal underwriting criteria and employee loans made pursuant to the program are subject to credit approval and normal underwriting standards. If an employee’s employment with the Bank is terminated, rates made available under the preferred employee loan program will increase to the terms of the loan contained in the initial disclosure. At December 31, 2009, none of our named executive officers had any outstanding loans under the preferred rate employee loan program. However, at that date, Ross A. Millsaps, our Vice President and Chief Credit Officer, had an outstanding home equity line of credit with an available credit line of $50,000 and an outstanding construction loan for construction of a new primary residence with a total commitment of $525,000 under the preferred rate employee loan program. At December 31, 2009, the outstanding balances of Mr. Millsaps’ home equity line of credit and construction loan were approximately $48,000 and $447,000, respectively. These loans, which were originated on February 2, 2007 and November 5, 2008, respectively, were accruing interest at rates of 2.75% and 5.00% per annum, respectively, at December 31, 2009. During the fiscal year ended December 31, 2009, Mr. Millsaps made total interest and principal payments of approximately $1,300 and $0, respectively, with respect to the home equity line of credit and $13,000 and $0, respectively, with respect to the construction loan.

Pursuant to the Company’s Audit Committee Charter, the Audit Committee periodically reviews, no less frequently than quarterly, a summary of the Company’s transactions with directors and executive officers of the Company and with firms that employ directors, as well as any other related person transactions, to recommend to the disinterested members of the Board of Directors that the transactions are fair, reasonable and within Company policy and should be ratified and approved. Also, in accordance with banking regulations and its policy, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of the Company’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors. Additionally, pursuant to the Company’s Code of Ethics and Business Conduct, all executive officers and directors of the Company must disclose any existing or potential conflicts of interest to the President and Chief Executive Officer of the Company. Such potential conflicts of interest include, but are not limited to, the following: (1) the Company conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest and (2) the ownership of more than 5% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with the Company.
The aggregate outstanding balance of loans extended by the Bank to its executive officers and directors and related parties was $1.2 million at December 31, 2009. These loans were performing according to their original terms at December 31, 2009. In addition, these loans were made in the ordinary course of business, on substantially the same terms, including interest rates except for those made in accordance with employee benefits program discussed above and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank, and did not involve more than the normal risk of collectibility or present other unfavorable features when made.
Other Transactions. Since January 1, 2009, there have been no transactions and there are no currently proposed transactions in which we were or are to be a participant and the amount involved exceeds $120,000, and in which any of our executive officers and directors had or will have a direct or indirect material interest.
SUBMISSION OF BUSINESS PROPOSALS AND SHAREHOLDER NOMINATIONS
The Company must receive proposals that shareholders seek to include in the proxy statement for the Company’s next annual meeting no later than February 8, 2011. If next year’s annual meeting is held on a date that is more than 30 calendar days from July 14, 2011, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.
The Company’s Bylaws provide that, in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nomination and/or proposals to the Company’s Secretary not less than 90 days before the date of the annual meeting. However, if less than 100 days’ notice or prior public disclosure of the annual meeting is given to shareholders, such notice must be delivered not later than the close of business on the tenth day following the day on which notice of the annual meeting was mailed to shareholders or public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

SHAREHOLDER COMMUNICATIONS
The Company encourages shareholder communications to the Board of Directors and/or individual directors. All communications from shareholders should be addressed to Athens Bancshares Corporation, P.O. Box 869, Athens, Tennessee 37371-0869. Communications to the Board of Directors should be sent to the attention of Joele A. Cardwell, Corporate Secretary. Communications to individual directors should be sent to such director at the Company’s address. Shareholders who wish to communicate with a committee of the Board of Directors should send their communications to the attention of the Chairman of the particular committee, with a copy to Larry D. Wallace, the Chairman of the Nominating/Corporate Governance Committee. It is in the discretion of the Nominating/Corporate Governance Committee as to whether a communication sent to the full Board should be brought before the full Board.
MISCELLANEOUS
The Company will pay the cost of this proxy solicitation. In addition to the solicitation of proxies by mail, Laurel Hill Advisory Group, a proxy solicitation firm, will assist the Company in soliciting proxies for the annual meeting. The Company will pay a fee of up to $5,500 for these services, plus reasonable out of pocket expenses. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.
The Company’s Annual Report on Form 10-K has been included with this proxy statement. Any shareholder who has not received a copy of the Annual Report on Form 10-K may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.
If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.
Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.
By Order of the Board of Directors,

Joele A. Cardwell
Corporate Secretary
Athens, Tennessee
June 7, 2010

APPENDIX A
ATHENS BANCSHARES CORPORATION
2010 EQUITY INCENTIVE PLAN
ARTICLE 1
PURPOSE
The purpose of the Athens Bancshares Corporation 2010 Equity Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of Athens Bancshares Corporation (the “Company”) by linking the personal financial and economic interests of employees, officers and directors of the Company or any Affiliate (as defined below) to those of Company shareholders and by providing such persons with an incentive for performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of employees, officers and directors upon whose judgment, interest and effort the successful conduct of the Company’s operation largely depends. Accordingly, the Plan permits the grant of equity incentive awards from time to time to selected employees, officers and directors of the Company and its Affiliates.
ARTICLE 2
DEFINITIONS
When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Article 2 unless the context clearly requires a different meaning. The following words and phrases shall have the following meanings:
“Affiliate” means an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.
“Award” means any Option or Restricted Stock Award granted to a Participant under the Plan.
“Award Agreement” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.
“Board of Directors” means the Board of Directors of the Company.
“Change in Control” means the occurrence of any one of the following events:
(1)	Merger: The Company merges into or consolidates with another corporation, or merges another corporation into the Company, and, as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company immediately before the merger or consolidation;

(2)	Acquisition of Significant Share Ownership: A report on Schedule 13D or another form or schedule (other than Schedule 13G) is filed or is required to be filed under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s voting securities, but this clause (2) shall not apply to beneficial ownership of Company voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns fifty percent (50%) or more of its outstanding voting securities; or

(3)	Change in Board Composition: During any period of two consecutive years, individuals who constitute the Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that for purposes of this clause (3), each director who is first elected by the Board (or first nominated by the Board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period.
“Change in Control Price” means the highest price per share of Shares offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board of Directors, the highest Fair Market Value of the Shares on any of the thirty (30) trading days immediately preceding the date on which a Change in Control occurs.
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Committee” means the committee of the Board of Directors described in Article 4 of the Plan.
“Company” means Athens Bancshares Corporation, or any successor corporation.
“Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer or director of the Company or any Affiliate, as applicable. Continuous service shall not be considered interrupted in the case of sick leave, military leave or any other absence approved by the Company or an Affiliate, in the case of transfers between payroll locations or between the Company, an Affiliate or a successor, or performance of services in an emeritus, advisory or consulting capacity; provided, however, that for purposes of an Incentive Stock Option.
“Covered Employee” means a covered employee as defined in Section 162(m)(3) of the Code.
“Disability” shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his or her customary and usual duties for the Company or an Affiliate, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the above, with respect to an Incentive Stock Option, “Disability” shall mean “Permanent and Total Disability” as defined in Section 22(e)(3) of the Code.
“Effective Date” has the meaning assigned to such term in Section 3.1 of the Plan.
“Eligible Participant” means an employee, officer or director of the Company or any Affiliate.
“Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.
“Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria.

“Grant Date” means the date an Award is made by the Committee.
“Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.
“Non-Employee Director” means a director of the Company or an Affiliate who is not a common law employee of the Company or an Affiliate.
“Non-Statutory Stock Option” means an Option that is not an Incentive Stock Option.
“Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Statutory Stock Option.
“Parent or Subsidiary” means a “parent corporation” or “subsidiary corporation” as such terms are defined in Sections 424(e) and (f) of the Code.
“Participant” means a person who, as an employee, officer or director of the Company or any Affiliate, has been granted an Award under the Plan; provided, however, that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 9.4 of the Plan or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.
“Plan” means the Athens Bancshares Corporation 2010 Equity Incentive Plan, as amended from time to time.
“Restricted Stock Award” means Stock granted to a Participant under Article 8 of the Plan that is subject to certain restrictions and to risk of forfeiture.
“Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Article 10 of the Plan, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Article 10 of the Plan.
“Stock” means the common stock of the Company, par value $0.01, and such other securities of the Company as may be substituted for Stock pursuant to Article 10 of the Plan.
“1933 Act” means the Securities Act of 1933, as amended from time to time.
“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.
ARTICLE 3
EFFECTIVE TERM OF PLAN
3.1 EFFECTIVE DATE. The Plan shall be effective as of the date it is approved by the shareholders of the Company (the “Effective Date”).
3.2 TERMINATION OF PLAN. The Plan shall terminate on the tenth anniversary of the Effective Date. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination.

ARTICLE 4
ADMINISTRATION
4.1 COMMITTEE. The Plan shall be administered by a Committee appointed by the Board of Directors (which Committee shall consist of at least two disinterested directors) or, at the discretion of the Board of Directors from time to time, the Plan may be administered by the full Board of Directors. It is intended that at least two of the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and “outside directors” (within the meaning of Code Section 162(m) and the regulations thereunder) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who, at the time of consideration for such Award, (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board of Directors. The Board of Directors may reserve for itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board of Directors has reserved any authority and responsibility or during any time that the Board of Directors is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board of Directors. To the extent any action of the Board of Directors under the Plan conflicts with actions taken by the Committee, the actions of the Board of Directors shall control.
4.2 ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, consistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled, in good faith, to rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, by the Company’s or an Affiliate’s independent certified public accountants, by Company counsel or by any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.
4.3 AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to:
(a)	Grant Awards;

(b)	Designate Participants;

(c)	Determine the type or types of Awards to be granted to each Participant;

(d)	Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(e)	Determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(f)	Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award in accordance with Articles 9 and 10 of the Plan, based in each case on such considerations as the Committee in its sole discretion determines;

(g)	Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(h)	Decide all other matters that must be determined in connection with an Award;

(i)	Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(j)	Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

(k)	Amend the Plan or any Award Agreement as provided herein.
Notwithstanding the above, the Board of Directors or the Committee may also delegate, to the extent permitted by applicable law, to one or more officers of the Company, the Committee’s authority under subsections (a) through (h) above, pursuant to a resolution that specifies the total number of Options or Restricted Stock Awards that may be granted under the delegation; provided that no officer may be delegated the power to designate himself or herself as a recipient of such Awards; and provided further, that no delegation of its duties and responsibilities may be made to officers of the Company with respect to Awards to Eligible Participants who as of the Grant Date are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or who as of the Grant Date are reasonably anticipated to become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report to the Committee regarding the delegated duties and responsibilities.
4.4 AWARD AGREEMENTS. Each Award shall be evidenced by an Award Agreement. Each Award Agreement shall include such provisions, consistent with the Plan, as may be specified by the Committee.

ARTICLE 5
SHARES SUBJECT TO THE PLAN
5.1 NUMBER OF SHARES. Subject to adjustment as provided in Article 10 of the Plan, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 388,815.
5.2 SHARE COUNTING. To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued Shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.
5.3 STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.
5.4 LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Article 10), the maximum number of Shares that may be delivered pursuant to Awards under the Plan is 355,815, of which the maximum number of Shares that may be delivered pursuant to Award of Restricted Stock under the Plan is 111,090 and the maximum number that may be delivered pursuant to Option exercises is 277,725.
ARTICLE 6
ELIGIBILITY
Awards may be granted only to Eligible Participants; except that Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary of the Company.
ARTICLE 7
STOCK OPTIONS
7.1 GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:
(a)	Exercise Price. The exercise price of an Option shall not be less than the Fair Market Value per Share as of the Grant Date.

(b)	Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d) of the Plan. The Committee shall also determine the conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. The Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date.

(c)	Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants.

(d)	Exercise Term. In no event may any Option be exercisable for more than ten (10) years from the Grant Date.

7.2 INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:
(a)	Lapse of Option. Subject to any earlier termination provision contained in the Award Agreement, an Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3), (4) or (5) below, provide in writing that the Option will extend until a later date, but if an Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Non-Statutory Stock Option:
(1)	The expiration date set forth in the Award Agreement.

(2)	The tenth anniversary of the Grant Date.

(3)	Three (3) months after termination of the Participant’s Continuous Status as a Participant for any reason other than the Participant’s Disability or death.

(4)	One (1) year after the Participant’s Continuous Status as a Participant by reason of the Participant’s Disability.

(5)	One (1) year after the Participant’s death if the Participant dies while employed or during the three-month period described in paragraph (3), or during the one-year period described in paragraph (4), but before the Option otherwise lapses.
Unless the exercisability of the Incentive Stock Option is accelerated as provided in Articles 9 or 10 of the Plan, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the Shares that were otherwise vested on the Participant’s termination of employment. Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s Beneficiary, determined in accordance with Section 9.4 of the Plan.
(b)	Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 (or any higher value as may be permitted under Section 422 of the Code).

(c)	Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least one hundred and ten percent (110%) of the Fair Market Value per Share at the Grant Date and the Option expires no later than five (5) years after the Grant Date.

(d)	Expiration of Authority to Grant Incentive Stock Options. No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the date the Plan was approved by shareholders, or the termination of the Plan, if earlier.

(e)	Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

(f)	Eligible Grantees. The Committee may not grant an Incentive Stock Option to a person who is not at the Grant Date an employee of the Company or of an Affiliate.

(g)	Limitations of Option Grants for Section 162(m) of the Code. The Committee may not grant more than 69,431 Options to any individual in any single calendar year.

ARTICLE 8
RESTRICTED STOCK
8.1 GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee.
8.2 ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Agreement, the Participant shall have all of the rights of a shareholder with respect to the Restricted Stock.
8.3 FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in connection with a Change in Control or in the event of terminations resulting from death or disability, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.
8.4 DELIVERY OF RESTRICTED STOCK. Unless otherwise held in a trust and registered in the name of the trustee, reasonably promptly after the Grant Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom the Restricted Stock was granted, evidencing such shares. Each such stock certificate shall bear the following legend:
“The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Athens Bancshares Corporation 2010 Equity Incentive Plan and in the Award Agreement entered into between the registered owner of such shares and Athens Bancshares Corporation or its Affiliates. A copy of the Plan and the Award Agreement is on file in the office of the Corporate Secretary of Athens Bancshares Corporation”
Such legend shall not be removed until the Participant vests in such shares pursuant to the terms of the Plan and the Award Agreement. Each certificate issued pursuant to this Section 8.4, in connection with a Restricted Stock Award, shall be held by the Company or its Affiliates, unless the Committee determines otherwise.
8.5 VOTING RIGHTS. Unless otherwise determined by the Committee at the time of grant, a Participant holding Restricted Stock shall be entitled to exercise full voting rights with respect to those Shares during the restriction period.

8.6 DIVIDENDS AND OTHER DISTRIBUTIONS. During the restriction period, a Participant holding Restricted Stock may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares. Such dividends shall be paid to the Participant at times determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.
8.7 PERFORMANCE AWARDS. Subject to the limitations of this Plan, the Committee may, in its discretion, grant performance awards to eligible individuals upon such terms and conditions and at such times as the Committee shall determine. Performance awards may be in the form of performance shares. An award of a performance share is a grant of a right to receive shares of Stock which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the Fair Market Value of a share of Stock.
Subject to the terms of this Plan and the requirements of Section 409A of the Code, the Committee has the authority to determine the nature, length and starting date of the period during which a Participant may earn a performance award and will determine the conditions that must be met in order for a performance award to be granted or to vest or be earned. These conditions may include specific performance objectives, continued service or employment for a certain period of time, or a combination of such conditions. Performance awards granted under the Plan may be based on one or more of the following business criteria: basic earnings per common share, basic cash earnings per common share, diluted earnings per common share, diluted cash earnings per common share, net income, cash earnings, net interest income, non-interest income, general and administrative expense to average assets ratio, cash general and administrative expense to average assets ratio, efficiency ratio, cash efficiency ratio, return on average assets, cash return on average assets, return on average stockholders’ equity, cash return on average stockholders’ equity, return on average tangible stockholders’ equity, cash return on average tangible stockholders’ equity, core earnings, operating income, operating efficiency ratio, net interest rate spread, loan production volume, nonperforming loans, cash flow, strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management, or any combination of the foregoing. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, past performance of the Company or any subsidiary, operating unit or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, stockholders’ equity and/or shares of common stock outstanding, or to assets or net assets.
No later than ninety (90) days following the commencement of a performance period (or such other time as may be required by Section 162(m) of the Code), the Committee shall, in writing (i) select the performance goal or goals applicable to the performance period, (ii) establish the various targets and bonus amounts which may be earned for such performance period, and (iii) specify the relationship between the performance goals and targets and the amounts to be earned by each Participant for the performance period.

ARTICLE 9
GENERAL PROVISIONS APPLICABLE TO AWARDS
9.1 STAND-ALONE AND TANDEM AWARDS. Awards granted under the Plan may, in the sole discretion of the Committee, be granted either alone or in addition to or, in tandem with, any other Award granted under the Plan.
9.2 TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option exceed a period of ten (10) years from its Grant Date (or, if Section 7.2(c) applies, five (5) years from its Grant Date).
9.3 LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if that Code section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be an option described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.
9.4 BENEFICIARIES. Notwithstanding Section 9.3 of the Plan, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.
9.5 STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.
9.6 ACCELERATION UPON DEATH OR DISABILITY. Except as otherwise provided in the Award Agreement, upon the Participant’s death or Disability during his or her Continuous Status as a Participant, all of such Participant’s outstanding Options and other Awards in the nature of rights that may be exercised shall become fully exercisable and all time-based vesting restrictions on the Participant’s outstanding Awards shall lapse. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b) of the Plan, the excess Options shall be deemed to be Non-Statutory Stock Options.
9.7 TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion and in accordance with the terms of the Plan, and any determination by the Committee shall be final and conclusive. A Participant’s Continuous Status as a Participant shall not be deemed to terminate in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three (3) months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Non-Statutory Stock Options.

ARTICLE 10
CHANGE IN CAPITAL STRUCTURE; CHANGE IN CONTROL
10.1 CHANGES IN CAPITAL STRUCTURE. In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Article 5 shall be adjusted proportionately, and the Committee shall adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of Shares which may be delivered under the Plan; (ii) adjustment of the number and kind of Shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock unto a lesser number of Shares, the authorization limits under Article 5 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.
10.2 ACCELERATED VESTING AND PAYMENT. Subject to the provisions of Section 10.3 of the Plan or as otherwise provided in the Award Agreement, in the event of a Change in Control, unless otherwise specifically prohibited under law or by the rules and regulations of an Exchange:
(a)	Any and all Options granted hereunder shall become immediately exercisable; additionally, if a Participant’s employment or service is involuntarily terminated or constructively terminated for any reason except cause (as determined by the Committee) within twelve (12) months of the Change in Control, the Participant shall have until the expiration of the term of the Option to exercise such Options;

(b)	Any time-based and other restrictions imposed on Restricted Stock shall lapse; and

(c)	The Committee shall have the ability to unilaterally determine that all outstanding Awards are cancelled upon a Change in Control, and the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreement, be paid out in cash in an amount based on the Change in Control Price within a reasonable time subsequent to the Change in Control.
10.3 ALTERNATIVE AWARDS. Notwithstanding Section 10.2 of the Plan, no cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award hereinafter called an “Alternative Award”) by any successor as described in Section 12.16 of the Plan; provided, however, that any such Alternative Award must:
(a)	Be based on stock which is traded on an established U.S. securities market, or that the Committee reasonably believes will be so traded within sixty (60) days after the Change in Control;

(b)	Provide the Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award;

(c)	Have substantially equivalent economic value to such Award (determined at the time of the Change in Control); and

(d)	Have terms and conditions which provide that, in the event the Participant’s employment is involuntarily terminated or constructively terminated, any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each Alternative Award shall be waived or shall lapse, as the case may be.
ARTICLE 11
AMENDMENT, MODIFICATION AND TERMINATION
11.1 AMENDMENT, MODIFICATION AND TERMINATION. The Board of Directors or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board of Directors or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of Eligible Participants, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring shareholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to shareholder approval; and provided, further, that the Board of Directors or Committee may condition any other amendment or modification on the approval of shareholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) permit Awards made hereunder to be exempt from liability under Section 16(b) of the 1934 Act, (ii) comply with the listing or other requirements of an Exchange, or (iii) satisfy any other tax, securities or other applicable laws, policies or regulations.
11.2 AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:
(a)	Subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment or termination (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value per Share as of the date of such amendment or termination over the exercise price of such Award);

(b)	The original term of an Option may not be extended without the prior approval of the shareholders of the Company;

(c)	Except as otherwise provided in Article 10 of the Plan, the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the shareholders of the Company; and

(d)	No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value per Share as of the date of such amendment over the exercise or base price of such Award).

ARTICLE 12
GENERAL PROVISIONS
12.1 NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not Eligible Participants are similarly situated).
12.2 NO SHAREHOLDER RIGHTS. Except as otherwise provided in this Plan or in an Award Agreement, no Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.
12.3 WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If Shares are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as necessary to avoid variable accounting for the Option. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares such number of Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.
12.4 NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, in any Award Agreement or in any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.
12.5 UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or in any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.
12.6 RELATIONSHIP TO OTHER BENEFITS. No payment under the plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the company or any affiliate unless expressly provided otherwise in such other plan.

12.7 EXPENSES. The expenses of administering the plan shall be borne by the company and its affiliates.
12.8 TITLES AND HEADINGS. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
12.9 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.
12.10 FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.
12.11 GOVERNMENT AND OTHER REGULATIONS.
(a)	Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b)	Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

(c)	Notwithstanding any other provision contained in the Plan, this Plan will comply with the requirements of 12 C.F.R. Section 575.8 and 12 C.F.R. Section 563b.500, including:
(i)	No Options or Restricted Stock Awards granted to any Eligible Participant who is a common law employee may exceed twenty-five percent (25%) of the total amount of Options or Restricted Stock Awards, as applicable, available under the Plan;

(ii)	No Options or Restricted Stock Awards granted to any individual Non-Employee Director may exceed five percent (5%) of the total amount of Options or Restricted Stock Awards, as applicable, available under the Plan;

(iii)	The aggregate amount of Options or Restricted Stock Awards granted to all Non-Employee Directors may not exceed thirty percent (30%) of the total amount of Options or Restricted Stock Awards, as applicable, under the Plan; and

(iv)	No single grant of Options or Restricted Stock Awards under the Plan may become exercisable or vest at a rate more quickly than twenty percent (20%) per year commencing one (1) year from the Grant Date.
12.12 GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of Tennessee.
12.13 ADDITIONAL PROVISIONS. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided, however, that such other terms and conditions are not inconsistent with the provisions of the Plan.
12.14 INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify or hold them harmless.
12.15 NO LIMITATIONS ON RIGHTS OF COMPANY. Subject to Section 12.16 of the Plan, the grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume Awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.
12.16 SUCCESSORS. Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.

REVOCABLE PROXY
ATHENS BANCSHARES CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
July 14, 2010
9:00 a.m., Local Time
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDERS’ MEETING TO BE HELD ON JULY 14, 2010
This Proxy Statement and the Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, are available at http://www.cfpproxy.com/6767.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints the official proxy committee of the Board of Directors of Athens Bancshares Corporation (the “Company”), consisting of Jeffrey L. Cunningham, G. Scott Hannah and Lyn B. Thompson, or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders to be held on July 14, 2010 at 9:00 a.m., local time, at the Sherman Fine Arts Building, Tennessee Wesleyan College, 204 East College Street, Athens, Tennessee, and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

1.	The election as directors of all nominees listed for a term of one year (unless the “For All Except” box is marked and the instructions below are complied with).

	James L. Carter	Larry D. Wallace

The election as directors of all nominees listed for a term of two years (unless the “For All Except” box is marked and the instructions below are complied with).

	Elaine M. Cathcart	Jeffrey L. Cunningham	G. Timothy Howard

The election as directors of all nominees listed for a term of three years (unless the “For All Except” box is marked and the instructions below are complied with).

	G. Scott Hannah	M. Darrell Murray	Lyn B. Thompson

FOR ALL
	FOR	WITHHOLD	EXCEPT

	☐	☐	☐
INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line(s) provided below.

2.	The approval of the Athens Bancshares Corporation 2010 Equity Incentive Plan.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

3.	The ratification of the appointment of Hazlett, Lewis & Bieter, PLLC as the independent registered public accounting firm of Athens Bancshares Corporation for the fiscal year ending December 31, 2010.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
EACH OF THE LISTED PROPOSALS.
This proxy, properly signed and dated, will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” each of the nominees and proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the Annual Meeting.

Dated:

SIGNATURE OF SHAREHOLDER

SIGNATURE OF CO-HOLDER (IF ANY)
The above signed acknowledges receipt from Athens Bancshares Corporation, before the execution of this proxy, of a proxy statement for the annual meeting of shareholders and an Annual Report to Shareholders for the year ended December 31, 2009.
Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.

Dear ESOP Participant:
On behalf of the Board of Directors of Athens Bancshares Corporation (the “Company”), I am forwarding to you the attached yellow vote authorization form for the purpose of conveying your voting instructions to Pentegra Trust Company, the trustee for the Athens Federal Community Bank Employee Stock Ownership Plan (“ESOP”), on the proposals presented at the Annual Meeting of Shareholders of the Company to be held on July 14, 2010. Also enclosed is a Notice and Proxy Statement for the Company’s Annual Meeting of Shareholders and an Annual Report to Shareholders of the Company.
As an ESOP participant, you are entitled to instruct the ESOP Trustee how to vote the shares of Company common stock (“Common Stock”) allocated to your account. As of May 31, 2010, the record date for shareholders entitled to vote at the Annual Meeting, no shares of Company common stock held in the ESOP Trust had been allocated to participant accounts. However, for the sole purpose of providing the ESOP Trustee with voting instructions, you will be deemed to have one share of Common Stock allocated to your ESOP account. To direct the ESOP Trustee how to vote your one share of Common Stock, please complete, sign and submit the enclosed yellow vote authorization form in the postage paid envelope provided with this letter, no later than July 7, 2010. The shares of Common Stock held in the ESOP Trust that are not “deemed” to be allocated for voting purposes and the shares for which timely instructions are not received, will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions the ESOP Trustee receives from participants regarding the shares of Common Stock deemed allocated to their accounts, subject to the Employee Retirement Income Security Act of 1974.
Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Athens Federal Community Bank.
Sincerely,
/s/ Michael R. Hutsell
Michael R. Hutsell

Name:
VOTE AUTHORIZATION FORM
I understand that Pentegra Trust Company, the ESOP Trustee, is the holder of record and custodian of all shares of Athens Bancshares Corporation (the “Company”) common stock allocated to me under the ESOP. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Shareholders to be held on July 14, 2010.
Accordingly, you are to vote my one share as follows (please check one):

1.	The election as directors of all nominees listed for a term of one year (unless the “For All Except” box is marked and the instructions below are complied with).

	James L. Carter	Larry D. Wallace

The election as directors of all nominees listed for a term of two years (unless the “For All Except” box is marked and the instructions below are complied with).

	Elaine M. Cathcart	Jeffrey L. Cunningham	G. Timothy Howard

The election as directors of all nominees listed for a term of three years (unless the “For All Except” box is marked and the instructions below are complied with).

	G. Scott Hannah	M. Darrell Murray	Lyn B. Thompson

	FOR	WITHHOLD	FOR ALL EXCEPT

	☐	☐	☐
INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line(s) provided below.

2.	The approval of the Athens Bancshares Corporation 2010 Equity Incentive Plan.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

3.	The ratification of the appointment of Hazlett, Lewis & Bieter, PLLC as the independent registered public accounting firm of Athens Bancshares Corporation for the fiscal year ending December 31, 2010.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE LISTED PROPOSALS.
The ESOP Trustee is hereby authorized to vote any shares allocated to me in its trust capacity as indicated above.

Date	Signature
Please date, sign and return this form in the enclosed postage-paid envelope no later than July 7, 2010.

Dear 401(k) Plan Participant:
On behalf of the Board of Directors of Athens Bancshares Corporation (the “Company”), I am forwarding to you the attached blue vote authorization form for the purpose of conveying your voting instructions to Pentegra Trust Company, the trustee for the Athens Federal Community Bank 401(k) Plan (the “401(k) Plan”), on the proposals presented at the Annual Meeting of Shareholders of the Company on July 14, 2010. Also enclosed is a Notice and Proxy Statement for the Company’s Annual Meeting of Shareholders and the Annual Report to Shareholders of the Company.
As a 401(k) Plan participant investing in the Company common stock through the 401(k) Plan, you are entitled to direct the 401(k) Plan trustee as to the voting of shares of Company common stock credited to your 401(k) Plan account as of May 31, 2010, the record date for the 2010 Annual Meeting of Shareholders.
At this time, in order to direct the voting of your shares of Company common stock credited to your account in the 401(k) Plan, you must complete, sign and submit the enclosed blue vote authorization form in the postage paid envelope provided with this letter, no later than July 7, 2010. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Athens Federal Community Bank.
Sincerely,
/s/ Michael R. Hutsell
Michael R. Hutsell

Name:
Shares:
VOTE AUTHORIZATION FORM
I understand that Pentegra Trust Company, the 401(k) Plan Trustee, is the holder of record and custodian of all shares of Athens Bancshares Corporation (the “Company”) common stock credited to my account under the Athens Federal Community Bank 401(k) Plan. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Shareholders to be held on July 14, 2010.
Accordingly, you are to vote my shares as follows (please check one):

1.	The election as directors of all nominees listed for a term of one year (unless the “For All Except” box is marked and the instructions below are complied with).

	James L. Carter	Larry D. Wallace

The election as directors of all nominees listed for a term of two years (unless the “For All Except” box is marked and the instructions below are complied with).

	Elaine M. Cathcart	Jeffrey L. Cunningham	G. Timothy Howard

The election as directors of all nominees listed for a term of three years (unless the “For All Except” box is marked and the instructions below are complied with).

	G. Scott Hannah	M. Darrell Murray	Lyn B. Thompson

FOR ALL
	FOR	WITHHOLD	EXCEPT

	☐	☐	☐
INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line(s) provided below.

3.	The approval of the Athens Bancshares Corporation 2010 Equity Incentive Plan.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

3.	The ratification of the appointment of Hazlett, Lewis & Bieter, PLLC as the independent registered public accounting firm of Athens Bancshares Corporation for the fiscal year ending December 31, 2010.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE LISTED PROPOSALS.
The 401(k) Plan Trustee is hereby authorized to vote any shares credited to me in its trust capacity as indicated above.

Date	Signature
Please date, sign and return this form in the enclosed postage-paid envelope no later than July 7, 2010.